Santander Group	6 Months Ended
Jun. 30, 2020
Disclosure of detailed information about business combination [abstract]
Santander Group	Santander GroupAppendices I, II and III to the consolidated annual accounts for the year ended 31 December 2019 provide relevant information on the Group companies at that date and on the companies accounted for under the equity method.
Also, Note 3 to the aforementioned consolidated annual accounts includes a description of the most significant acquisitions and disposals of companies performed by the Group in 2019, 2018 and 2017.
The most significant transactions taking place during the first six months of 2020 or pending at 30 June 2020 are as follows:
Agreement for the acquisition of a significant stake in Ebury
On 28 April 2020, the investment in Ebury, one of the best payment and currency platforms for SMEs, announced on 4 November 2019, was completed. The transaction involved a total outlay of GBP 367 million (approximately EUR 410 million) of which GBP 70 million (approximately EUR 80 million) was for new shares to support the company's plans to enter new markets in Latin America and Asia. At 2019 year-end the Group had already acquired 6.4% of the company for GBP 40 million (approximately EUR 45 million). Following the disbursement made in April 2020, the Group is entitled to receive 50.38% of the dividends distributed by the company. This interest is recognised under "Investments in Joint Ventures and Associates - Associates" in the consolidated balance sheet.
Reorganization of the banking insurance business, asset management and pension plans in Spain
On 24 June 2019, Banco Santander, S.A. reached an agreement with the Allianz Group to terminate the agreement that Banco Popular Español, S.A.U. (“Banco Popular”) held in Spain with the Allianz Group for the exclusive distribution of certain life insurance products, non-life insurance products, collective investment institutions, and pension plans through the Banco Popular network (the “Agreement”) whereby the Group held a 40% stake in the capital of Allianz Popular, S.L., classified as investments in joint ventures and associated entities for an overall amount of EUR 409 million on 31 December 2019.
The Agreement was executed on 15 January 2020 for the non-life business and on 31 January 2020 for the remaining businesses, once the regulatory authorisations were obtained in the first quarter of 2020. The execution of the Termination Agreement entailed the payment by Banco Santander of a total consideration of EUR 859 million (after deducting the dividends paid until the end of the operation) and the acquisition of the remaining 60% of the capital of Allianz Popular, S.L.
On July 10, 51% of the life-risk insurance business held by Banco Santander and 51% of the new General Insurance business from Banco Popular's network not transferred to Mapfre (in accordance with the agreement indicated below) was acquired by Aegon, valuing these businesses at a total of approximately EUR 557 million.
The total amount of the life-savings business, collective investment institutions and pension plans is EUR 711 million and has resulted in the recognition of EUR 271 million of goodwill.
In addition, under the agreement reached between Banco Santander and Mapfre on 21 January 2019, 50.01% of the car, commercial multi-risk, SME multi-risk and corporate liability insurance business in the whole of Banco Santander's network in Spain was acquired by Mapfre on 25 June 2019 for EUR 82 million.